Rule 497(e)
File No. 333-207937

Amplify ETF Trust

Amplify Ethereum 3% Monthly Option Income ETF

(Cboe BZX — ETTY)

PROSPECTUS

October 30, 2025

Amplify Ethereum 3% Monthly Option Income ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and is an actively-managed exchange-traded fund (an “ETF”) organized as a separate series of a registered investment company. The Fund intends to list and principally trade its shares on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value (“NAV”). The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY ETHEREUM 3% MONTHLY OPTION INCOME ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Ethereum 3% Monthly Option Income ETF seeks to balance high income and capital appreciation through investment exposure to the price return of ether and a covered call strategy.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)        Estimate based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS
$77	$240

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to participate in the price return of ether (“Ether Price”) and to generate a high level of annualized option premium by selling options on U.S.-regulated ETFs that provide price exposure to ether (“Ethereum ETPs”). As further described below, the Fund expects to sell call options that are approximately 5-10% “out of the money,” with targeted maturities of one week or less, on Ethereum ETPs that hold ether directly (“Ethereum Spot ETFs”) and/or Ethereum ETPs that derive exposure to ether through investments in exchange-traded futures contracts that utilize ether as a reference asset (“Ethereum Futures ETFs”). The Fund will seek to vary its option selling each week to a level sufficient to generate 36% annualized option premium (the “Target Option Premium”), based upon the NAV of the Fund each time the Fund sells the weekly options contracts.

Please note that there is no guarantee the Fund will achieve the Target Option Premium in any given investment period. Additionally, there is no guarantee that the Fund will make a distribution in any given period. While the Fund seeks to generate the Target Option Premium, the actual premium earned during a one-year period will depend on the NAV of the Fund each time the Fund sells the weekly option contracts. Therefore, the actual premium income generated over a one-year period could be higher or lower than the Target Option Premium, depending on changes in the Fund’s NAV over time. If the NAV of the Fund remains level or decreases during any one-year period, the annualized premium generated by the Fund may be significantly less than the Target Option Premium for that time period. The Target Option Premium is not a projection or guarantee of the Fund’s future performance or total return.

The Fund expects to make distributions from the income generated from its call writing strategy, if any, on a monthly basis. Amplify Investments LLC (“Amplify Investments” or the “Adviser”) serves as the investment adviser to the Fund. Kelly Strategic Management, LLC (doing business as Kelly Intelligence) (“Kelly Intelligence”) and Penserra Capital Management LLC (“Penserra,” together with Kelly Intelligence, the “Sub-Advisers”) serve as investment sub-advisers to the Fund.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments that provide exposure to the Ether Price. The Fund’s holdings are described below:

Principal Holdings
Portfolio Holdings	Investment Description	Expected Maturity
Long Exposure
Shares of Ethereum Spot ETFs	A portion of the Fund’s long exposure to the Ether Price will come through the Fund owning shares of the Ethereum Spot ETFs.	N/A
Ethereum ETP Options

The Fund will use options that reference an Ethereum Spot ETF and/or Ethereum Futures ETF (each, an “Ethereum ETP Option” and collectively, the “Ethereum ETP Options”) for synthetic exposure to the corresponding Ethereum ETP. The Fund may use the combination of purchasing call options and selling put options generally in the same amount, at the same strike price with the same expiration or may purchase an in-the-money call option. This synthetically creates the upside and downside participation in the Ether Price, as represented by the Ethereum ETP.

1 year or less
Covered Call Writing
Ethereum ETP Options

Call options are sold on corresponding Ethereum Spot ETFs or Ethereum Futures ETFs approximately 5-10% “out-of-the-money” (i.e. the strike price is above the strike price of the corresponding sold call) to generate an annualized premium of 36%. The Fund will vary the percentage of its portfolio on which it sells options in order to achieve this level of premium.

One week or less
U.S. Treasuries
U.S Treasuries and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. These instruments are used as collateral for the Ethereum ETP Options.	1-month to 2-year maturities

Ether Price Exposure. The Fund will obtain investment exposure to the Ether Price by investing in Ether Spot ETFs that provide investment exposure to the Ether Price or by buying and selling a combination of Ethereum ETP Options that reference an Ethereum Spot ETF and/or Ethereum Futures ETF. Ethereum Spot ETFs are exchange-traded investment products not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that reflect the price of ether, before fees and expenses, by purchasing and storing ether in a digital vault (a secure, institutional-grade storage solution used to safeguard the Ethereum assets backing the Ethereum Spot ETF) and issuing exchange-listed shares that correspond to the price of ether it holds and trade intra-day on a national securities exchange. Ethereum Spot ETFs are passively managed and their sponsors do not actively manage the exposure to ether held by the Ethereum Spot ETF. Ethereum Futures ETFs are exchange-traded investment products registered under the 1940 Act that seek investment results that correspond to the performance of ether primarily through investments in ether futures contracts. Ethereum Futures ETFs are actively managed and invest in ether futures contracts in order to gain price exposure to ether. Additional information regarding the Ethereum ETPs is available in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

The Fund expects to invest in shares of the Ethereum Spot ETFs indirectly through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. See “Cayman Subsidiary” below for additional information.

In addition to its investments in Ethereum Spot ETFs, the Fund expects to also obtain exposure to the Ether Price by buying and selling a combination of Ethereum ETP Options that reference an Ethereum Spot ETF and/or an Ethereum Futures ETF. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price (the “strike price”). Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined strike price. The Fund’s options exposure to the Ethereum ETPs is considered to be “synthetic.” The synthetic exposure may be created through the combination of purchasing call options and selling put options generally in the same amount, at the same strike price with the same expiration. This combination synthetically creates the upside and downside participation in the Ether Price, as represented by the Ethereum ETP. The Fund will primarily gain exposure to increases in value experienced by the Ethereum ETP through the purchase of call options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in the Ether Price experienced by the Ethereum ETP through the sale of put options. As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased call and sold put options generally provide exposure to the Ether Price both on the upside and downside. Alternatively, the Fund may purchase an in-the-money call option to synthetically participate in the upside and downside participation in the Ether Price as represented by the Ethereum ETP.

Target Option Premium. The Fund seeks to generate the Target Option Premium by selling Ethereum ETP Options contracts. The Fund will target options contracts with a one week or less expiration. The Fund sells call option contracts at approximately 5-10% above the then-current value of an Ethereum ETP, also known as “out-of-the-money.” In seeking to obtain the Target Option Premium, the Fund varies the size of the written call option contract attributable to the Ethereum ETP in order to generate this sought-after Target Option Premium based upon the NAV of the Fund at the time the Fund writes the call options. Factors that impact the amount of premium generated in a written call option contract include: (i) time to expiration; (ii) strike price; and (iii) volatility of the underlying asset. The Fund sells new call option contracts each week that seek the Target Option Premium upon the expiration of its sold option contract. The amount of the portfolio that the Fund writes options on will vary depending on a variety of factors, but under normal circumstances, the Fund expects to write options on 60% or less of its portfolio. By selling out-of-the-money call options, the Fund will participate in any gains of the Ether Price up to the strike price of the sold call option contract and will forfeit any of the upside market appreciation (if any) experienced by the Ethereum ETP for which the options are written in exchange for premium received. This strategy effectively converts a portion of the potential upside Ether Price return growth into current income. In a traditional covered call strategy, an investor (such as the Fund) writes a call option on a security it owns. However, the Fund expects to derive exposure to Ethereum ETPs through the use of Ethereum ETP Options that use the Ethereum ETPs as the reference asset. This distinction causes the Fund’s strategy to be commonly referred to as a “synthetic covered call strategy” as opposed to a traditional covered call strategy, because the Fund expects to have synthetic exposure to the Ether Price through Ethereum ETP Options. The Fund retains the flexibility to employ either the traditional covered call strategy or the synthetic covered call strategy. While the Fund seeks to generate the Target Option Premium, the actual premium earned during a one-year period will depend on the NAV of the Fund at the time the options are sold. Therefore, the actual premium income generated over a one-year period could be higher or lower than the Target Option Premium, depending on changes in the Fund’s NAV over time. If the NAV of the Fund remains level or decreases during any one-year period, the annualized premium generated by the Fund may be significantly less than the Target Option Premium for that time period. See “Option Contracts Risk — Call Option Strategy Risk” and “Target Option Premium Risk” below for additional risks associated with the Fund’s call option writing strategy. Notwithstanding any distributions of premium income or the realization of the Fund’s options strategies, shareholders may still experience losses if the Fund’s investment exposure to Ethereum ETPs performs poorly. Further, achieving the Target Option Premium does not guarantee that shareholders will realize a profit or avoid a loss.

The Fund currently expects to make distributions on a monthly basis, a portion of which may be considered return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital reduces a shareholder’s costs basis in the Fund’s shares and will reduce the Fund’s NAV per share. The Fund expects that distributions will be comprised primarily of amounts attributable to the Target Option Premium. The Fund is not targeting a specific rate of distribution.

The Fund intends to utilize traditional exchange-traded options contracts and/or FLexible EXchange® Options (“FLEX Options”). The Fund will only invest in options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The Fund utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash. Therefore, if the price of the Ethereum ETP exceeds the strike price, and the option contract is exercised, the Fund will be obligated to deliver the cash value of the difference between the then current price of the Ethereum ETP and the strike price for the number of shares contemplated by the option contract.

The Fund will invest its remaining assets in U.S. Treasuries, cash or cash-like investments. The Fund does not invest directly in ether.

Examples:

The following table provides an overview of the Fund’s anticipated performance versus various changes in the share price of an Ethereum ETP when the call option strategy is employed for the duration of the Ethereum ETP Options contracts.

Overview of anticipated performance in various market conditions
A rise in share price of the Ethereum ETP that does not exceed the strike price of the sold calls at expiration	Increase in the Fund NAV and outperformance vs the Ethereum ETP	In targeting strike prices that are 5-10% “out-of-the-money” on a weekly basis the Fund should participate in the upside on the first 10% rise in share price of the Ethereum ETP
A slight decline in share price of the Ethereum ETP or flat performance	Increase or flat Fund NAV and outperformance vs the Ethereum ETP
A significant decline in share price of the Ethereum ETP	Decline in the Fund NAV and outperformance vs the Ethereum ETP
A significant rise in share price of the Ethereum ETP that exceeds the strike price of the sold calls at expiration	Increase in the Fund NAV and underperformance vs the Ethereum ETP

In targeting strike prices that are 5-10% “out-of-the-money” on a weekly basis the Fund should participate in the upside on the first 10% rise in share price of the Ethereum ETPs. Beyond the first 10% increase the Fund would only participate in upside to the extent the Ethereum ETP shares are uncovered

To further illustrate, the following scenarios compare the potential outcomes of the Fund’s strategy:

Scenario 1:

•        Ethereum ETP share price: $100

•        Strike Price of Sold Covered Call: $105

•        Premium Received: $1.50

•        Percent of long exposure Ethereum ETP shares covered: 46%

•        Annualized Option Premium: 36%

Outcome:

1.    The Fund would participate on the first 5% of upside on the entire portfolio until the sold call option expires. The Fund also retains the initial $1.50 premium.

2.    To the extent that the Ethereum ETP price exceeds 5% appreciation, only 54% of the portfolio (i.e., the uncovered portion of the portfolio) would continue to participate in the price return gains experienced by the Ethereum ETP.

Scenario 2:

•        Ethereum ETP share price: $100

•        Strike Price of Sold Covered Call: $110

•        Premium Received: $1.00

•        Percent of long exposure Ethereum ETP shares covered: 69%

•        Annualized Option Premium: 36%

Outcome:

1.    The Fund would participate on the first 10% of upside on the entire portfolio until the sold call option expires. The Fund also retains the initial $1.00 premium.

2.    To the extent that the Ethereum ETP price exceeds 10% appreciation, only 31% of the portfolio (i.e., the uncovered portion of the portfolio) would continue to participate in the price return gains experienced by the Ethereum ETP.

Ether. Ether is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Ethereum network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Ethereum network, the infrastructure of which is collectively maintained by a decentralized user base. The Ethereum network allows people to exchange tokens of value, called “ether” or “ETH,” which are recorded on a public transaction ledger known as a blockchain. Ether can be used to pay for goods and services, including computational power on the Ethereum network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user-to-end-user transactions under a barter system. Furthermore, the Ethereum network also allows users to write and implement smart contracts — that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than ether on the Ethereum network. Smart contract operations are executed on the Ethereum blockchain in exchange for payment of ether. The Ethereum network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

The Ethereum network is decentralized in that it does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of ether. Rather, following the initial distribution of ether, ether is created, burned and allocated by the Ethereum network protocol through a process that is currently subject to an issuance and burn rate. Among other things, ether is used to pay for transaction fees and computational services (i.e., smart contracts) on the Ethereum network; users of the Ethereum network pay for the computational power of the machines executing the requested operations with ether. Requiring payment in ether on the Ethereum network incentivizes developers to write quality applications and increases the efficiency of the Ethereum network because wasteful code costs more. It also ensures that the Ethereum network remains economically viable by compensating people for their contributed computational resources. Unlike other digital assets, such as ether which are solely created through a progressive mining process, 72.0 million ether or “ETH” were created in connection with the launch of the Ethereum network.

Cayman Subsidiary. The Fund invests in the Ethereum Spot ETFs indirectly by investing a portion of its assets in the Subsidiary. The Subsidiary and the Fund will have the same investment adviser, investment sub-advisers and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to continue to qualify as a RIC, the Fund will have to reduce its exposure to the Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. At other times of the year, the Fund’s investments in the Subsidiary may significantly exceed 25% of the Fund’s total assets.

Diversification Status. The Fund is classified as a “non-diversified company” under the 1940 Act.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Ethereum Futures ETF Risk. Ethereum Futures ETFs are exchange-traded investment products registered under the 1940 Act that seek investment results that correspond to the performance of ether primarily through investments in ether futures contracts. Ethereum Futures ETFs trade on a securities exchange, although the shares of an Ethereum Future ETF may, at times, trade at a premium or discount to its net asset value. Ethereum Future ETFs have managed exposure to ether futures contracts, which primarily consistent of standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”).

Ether Futures Risk. The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts. Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit an Ethereum Futures ETF’s ability to achieve its desired exposure to ether futures contracts. Additionally, collateral requirements may require an Ethereum Futures ETF to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so.

The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, an Ethereum Futures ETF may not be able to obtain the desired exposure and may not be able to achieve its investment objective, which may adversely impact the Fund’s returns. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether.

Ethereum Spot ETF Risk. Ethereum Spot ETFs are exchange-traded investment products not registered under the 1940 Act that seek to generally match the performance of the price of ether, and trade intra-day on a national securities exchange. Shares of Ethereum Spot ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an Ethereum Spot ETFs is similar to the risk involved in the purchase or sale of an exchange traded fund, and generally reflect the risks of owning the underlying ether and cash that the Ethereum Spot ETFs holds. Ethereum Spot ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning ether directly. Ethereum Spot ETFs generally determine the price of ether by reference to a benchmark rate or index, and therefore may not the global price of ether, or the price of ether on any one digital asset trading platform. In the event the price used by the Ethereum Spot ETFs deviates from the global price of ether, the Fund’s returns may be adversely affected.

Ether Investing Risk. The Fund is exposed to the risks of investing in ether through its investment in the Ethereum ETPs and the Ethereum ETP Options. Ether is a relatively new and highly speculative investment. The risks associated with ether are set forth below. In addition to these risks, the Ethereum ETPs are also subject to the following risks which the Fund is also subject, which are described further below in the “Risks Associated with ETFs” risk factor below: Authorized Participant Concentration Risk, Cost of Buying or Selling Shares Risk, Market Maker Risk, Market Trading Risks, and Operational Risk.

Ether Risk. Ether is subject to significant volatility, rapid price fluctuations, and uncertainty. While ether has experienced substantial growth in institutional adoption, regulatory recognition, and technological maturity, its value remains influenced by market sentiment, speculative investment activities, macroeconomic factors, and ongoing technological developments rather than purely traditional fundamental analysis. Ethereum is an evolving blockchain platform that continues to undergo substantial upgrades, such as the transition from Proof-of-Work to Proof of-Stake (the “Merge”) in 2022 and subsequent network improvements like the 2024 Dencun upgrade to reduce costs and improve scalability. These complex technological upgrades are intended to improve Ethereum’s scalability, security, transaction throughput, energy efficiency, and usability. However, each significant update introduces risks including technical vulnerabilities, potential software flaws, delays in development, operational disruptions, or unintended economic impacts, any of which could negatively affect investor confidence, the adoption of the Ethereum blockchain, or ether’s valuation. The regulatory environment for ether and the Ethereum blockchain remains uncertain and varied globally. While the CFTC has indicated that ether is generally treated as a commodity, the SEC has not issued a definitive classification, and regulatory risks persist. Unanticipated regulatory actions — including enforcement actions, reclassification of ether’s regulatory status (such as a security versus commodity), or significant policy changes — could materially impact ether’s value and liquidity. Investors should remain aware that shifts in regulatory classification or compliance requirements may adversely impact the viability, market perception, or utility of ether. The Ethereum ecosystem relies heavily on smart contracts — computer code deployed on the Ethereum blockchain capable of automating financial transactions, asset management, and decentralized application (dApp) functionalities. While smart contracts enable substantial innovation, they remain vulnerable to coding errors, exploitation, hacks, and manipulation. Past security breaches involving decentralized finance (DeFi) platforms, decentralized exchanges, and smart contract-based projects have led to significant financial losses, adversely affecting market sentiment, investor confidence, and ether’s valuation. Competition from other blockchain networks, sometimes referred to as “Ethereum alternatives” or “Layer 1 competitors,” remains robust. Networks offering potentially superior scalability, lower transaction fees, enhanced privacy, or specific technical advantages — such as Solana, Avalanche, Cardano, Polkadot, and others — continue to attract users, developers, and investors.

Successful adoption and growth of competing blockchain ecosystems could limit Ethereum’s market share, ecosystem development, and thus negatively impact ether’s long-term valuation. Furthermore, the Ethereum network faces potential governance risks. Decisions regarding protocol upgrades, network policies, or operational changes depend on community consensus among diverse stakeholders, including core developers, validators, decentralized autonomous organizations (DAOs), and other influential actors. Disagreements or governance failures within the Ethereum community could result in contentious blockchain forks, fragmentation of resources, diminished market confidence, or value dilution.

Staking Risk. Staking Ether involves additional risks. The Ethereum network operates using a proof-of-stake consensus mechanism, under which participants (“validators”) may stake ether to propose and validate transactions on the network and receive rewards in the form of newly issued ether or transaction fees. To the extent that an Ethereum ETP, or the issuer or custodian thereof, engages in staking of ether held by the ETP, the Fund will be indirectly exposed to the risks associated with staking. These include the risk that staked ether may be “locked” or otherwise inaccessible for a period of time, which may impair liquidity and the ability to respond to market conditions. There is also a risk of loss of some or all of the staked ether or associated rewards if the validator behaves in a manner that is deemed contrary to network protocol rules, a process known as “slashing.” Additionally, rewards from staking may be uncertain, variable, or not realized as anticipated due to changes in network participation, protocol modifications, or validator performance. The regulatory treatment of staking activity remains uncertain and evolving; any future regulatory developments could adversely affect the ability of Ethereum ETPs to engage in staking or the value of ether generally. Finally, the use of staking may introduce operational, cybersecurity, or counterparty risks, particularly if third parties perform staking functions on behalf of the ETP or its custodian.

Custody Risk. Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The ether held by the Ethereum Spot ETFs’ custodian will likely be an appealing target to hackers or malware distributors seeking to destroy, damage or steal the Ethereum Spot ETF’s ether. To the extent that the Ethereum Spot ETFs and their service providers are unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, an Ethereum Spot ETF’s ether may be subject to theft, loss, destruction or other attack.

The Ethereum Spot ETFs have put security procedures in place to prevent such theft, loss or destruction, including but not limited to, offline storage, or cold storage, multiple encrypted private key “shards”, and other measures. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by the Ethereum Spot ETFs and the security procedures may not protect against all errors, software flaws or other vulnerabilities in an Ethereum Spot ETF’s technical infrastructure, which could result in theft, loss or damage of its assets. The Ethereum Spot ETFs do not control the operations of their service providers or their implementation of such security procedures and there can be no assurance that such security procedures will actually work as designed or prove to be successful in safeguarding an Ethereum Spot ETF’s assets against all possible sources of theft, loss or damage. Assets not held in cold storage, such as assets held in a trading account, may be more vulnerable to security breach, hacking or loss than assets held in cold storage. Furthermore, assets held in a trading account are held on an omnibus, rather than segregated basis, which creates greater risk of loss.

The security procedures and operational infrastructure may be breached due to the actions of outside parties, error or malfeasance of an employee of an Ethereum Spot ETF’s service providers, and, as a result, an unauthorized party may obtain access to the Ethereum Spot ETF’s account at the custodian where its ether is held, the relevant private keys (and therefore ether) or other data or property of an Ethereum Spot ETF. Additionally, outside parties may attempt to fraudulently induce employees of an Ethereum Spot ETF or its service providers to disclose sensitive information in order to gain access to an Ethereum Spot ETF’s infrastructure. As the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, or may be designed to remain dormant until a predetermined event and often are not recognized until launched against a target, an Ethereum Spot ETF and its service providers may be unable to anticipate these techniques or implement adequate preventative measures.

Irrevocability of Transactions Risk. Ether transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the Ether blockchain, an incorrect transfer or theft of ether generally will not be reversible and an Ethereum Spot ETF may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or criminal action, an Ethereum Spot ETF’s ether could be transferred from the Ethereum Spot ETF’s account at its custodian in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts.

Such events have occurred in connection with digital assets in the past. For example, in September 2014, the Chinese digital asset platform Huobi announced that it had sent approximately 900 bitcoins and 8,000 Litecoins (worth approximately $400,000 at the prevailing market prices at the time) to the wrong customers. To the extent that an Ethereum Spot ETF is unable to seek a corrective transaction with such third-party or is incapable of identifying the third-party which has received the Ethereum Spot ETF’s ether through error or theft, the Ethereum Spot ETF will be unable to revert or otherwise recover incorrectly transferred ether. An Ethereum Spot ETF will also be unable to convert or recover its ether transferred to uncontrolled accounts. To the extent that an Ethereum Spot ETF is unable to seek redress for such error or theft, such loss could adversely affect the value of its shares. Additionally, malicious actors may exploit smart contract vulnerabilities, phishing attacks, or compromised private keys to initiate unauthorized transactions that cannot be reversed, which could result in a total loss of the affected ether.

Digital Asset Trading Platforms Risk. Digital asset platforms are relatively new and, in some cases, unregulated. Many operate outside the United States. Furthermore, while many prominent digital asset platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices and regulatory compliance, many digital asset platforms do not provide this information. Digital asset platforms may not be subject to, or may not comply with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset platforms, including prominent platforms that handle a significant volume of ether trading.

Many digital asset platforms are unlicensed, may be unregulated, may be subject to regulation in a relevant jurisdiction, but may or may not be in compliance therewith, may operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators.

In addition, over the past several years, some digital asset platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset platforms. While, generally speaking, smaller digital asset platforms are less likely to have the infrastructure and capitalization that make larger digital asset platforms more stable, larger digital asset platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

Negative perception, a lack of stability and standardized regulation in the digital asset markets and the closure or temporary shutdown of digital asset platforms due to fraud, business failure, security breaches or government mandated regulation, and associated losses by customers, may reduce confidence in the Ethereum network and result in greater volatility or decreases in the prices of ether.

Digital Asset Regulatory Risk. There is a lack of consensus regarding the regulation of digital assets, including ether, and their markets. As a result of the growth in the size of the digital asset market, as well as in response to several events that occurred in 2022, including the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA in May 2022 and the collapse and bankruptcy of FTX Trading Ltd., an offshore digital asset trading venue specializing in crypto derivatives in November 2022, each which contributed to a significant decline in the price of ether, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service, state financial institution regulators, and others) have been examining the operations of digital asset networks, digital asset users and the digital asset markets. Many of these state and federal agencies have brought enforcement actions or issued consumer advisories regarding the risks posed by digital assets to investors. In 2023 and 2024, both the SEC and CFTC increased enforcement activity against digital asset exchanges, staking programs, and token issuers, and the SEC has indicated that certain tokens may be considered securities, though it has not issued a definitive classification for ether. Global regulatory efforts have also increased, with the European Union’s Markets in Crypto-Assets Regulation (MiCA) taking effect in 2024 and similar initiatives under consideration in other jurisdictions, which could affect the trading, custody, or liquidity of ether. Ongoing and future regulatory actions with respect to digital assets generally or ether in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the shares of an Ethereum Spot ETF or the ability of the Ethereum ETPs to continue to operate. In addition, recent regulatory rulemaking relating to digital assets, including ether, has created uncertainty regarding how such rules will be implemented and whether additional rulemaking will occur, which may materially affect the operation and value of an Ethereum ETP.

Position Limits Risk. The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain Ethereum ETP Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Fund’s listed option positions are required to monitor and report the Fund’s positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

To the extent the Fund needs to modify its holdings in Ethereum ETP Options, such modification may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Trading Halt Risk. Trading in shares of an Ethereum ETP on U.S. securities exchanges may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares of the Ethereum ETP inadvisable. In addition, trading of shares of an Ethereum ETP on securities exchanges is subject to trading halts caused by extraordinary market volatility pursuant to an exchange’s “circuit breaker” rules. Shares of an Ethereum ETP may be at a higher risk of a trading halt due to the volatility of ether. In the event that shares of an Ethereum ETP are subject to a trading halt, the Fund’s ability to pursue its principal investment strategy may be impaired and the Fund may be negatively affected.

Volatility Risk. The trading prices of many digital assets, including ether, have experienced extreme volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether, over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in in 2021-2023. Over the course of 2025, ether prices continued to exhibit volatility. Since its public launch in July 2015, ether has experienced significant price volatility, reaching an all-time low of approximately $0.42 in October 2015 and an all-time high of about $4,891.70 in November 2021.

Ether markets may still be experiencing a bubble or may experience a bubble again in the future. Extreme volatility in the future, including further declines in the trading prices of ether, could have a material adverse effect on the value of the shares of an Ethereum ETP and shares of an Ethereum ETP could lose all or substantially all of their value.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or a sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Distribution Tax Risk. The Fund currently expects to make distributions on a monthly basis, a portion of which may be considered return of capital. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient cash flow. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Distributions not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable currently but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Management Risk. The Fund is subject to management risk because it is an actively managed. In managing the Fund’s portfolio, the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of the Fund’s holdings. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is classified as a “non-diversified company” it can invest a greater portion of its assets in securities of individual issuers than a “diversified company” and therefore changes in the market value of a single investment could cause greater fluctuations in Share price of the Fund than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4 promulgated under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies. Further, when selling put options, the Fund receives a premium, but also assumes the obligation to buy the underlying asset at the strike price if the buyer exercises the option. Therefore, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option as the Fund would have to buy the asset at a higher price than the market value (any loss being decreased by the receipt of the premium on the option written).

Call Option Strategy Risk. The Fund will employ its call option strategy by writing call options on the Ethereum ETPs. The risk associated with a covered call option strategy is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) call option contracts over a greater portion of its portfolio, its ability to benefit from the potential for capital appreciation of the Ethereum ETP becomes more limited. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price in the case of physically settled options, or the cash value thereof in the case of cash-settled options.

The covered call strategy utilized by the Fund is “synthetic” because the Fund’s exposure to the price return of the Ethereum ETPs may be derived through options exposure, rather than direct holdings of the shares of the Ethereum ETPs. Because such exposure is synthetic, it is possible that the Fund’s participation in the price return of the Ethereum ETPs may not be as precise as if the Fund were directly holding shares of the Ethereum ETPs.

Target Option Premium Risk. The Fund will vary its option selling each week to a level sufficient to generate 36% annualized option premium — the “Target Option Premium.” This Target Option Premium is calculated based upon the NAV of the Fund at the time the weekly option contracts are entered into and assumes the NAV will remain constant over a one-year period. The Fund’s NAV is expected to fluctuate over time due to market conditions and other factors. Accordingly, the actual option premium received by the Fund over the course of any year may be greater or less than the Target Option Premium. In addition to changes in the Fund’s NAV, the amount of option premium the Fund is able to generate over time is also influenced by market volatility. Volatility in the ether price and, in turn, the Fund’s NAV may also result in annualized option premium income that is less than the Target Option Income for a one-year period. The compounding of option premium income written on lower levels of the Fund’s NAV during a one-year period may cause the Fund to provide a lower option premium income than the Target Option Income, even if the Fund’s NAV ultimately rises above the initial Fund’s NAV at the beginning of the period.

FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Ethereum ETP. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Ethereum ETP’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Ethereum ETP’s share price, changes in interest rates, changes in the actual and implied volatility of the Ethereum ETP and the remaining time to until the FLEX Options expire.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the Subsidiary — will provide investors with 1940 Act protections.

Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy and various loss limitation provisions of the Internal Revenue Code of 1986 (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.

The Fund intends to treat the income it derives from gains on investments in options referencing Ethereum Futures ETFs as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if more than 10% of its gross income is derived from these investments. If the Fund fails to qualify as a RIC, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

The Fund intends to treat any income it may derive from the Ethereum ETPs received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its investment objective.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.amplifyetfs.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Advisers. Kelly Strategic Management, LLC and Penserra Capital Management LLC

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Kevin Kelly, Chief Executive Officer at Kelly Intelligence

•        Gerry O’Donnell, Director at Kelly Intelligence

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in October 2025.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 10,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to participate in the Ether Price and to generate a high level of annualized option premium by selling options on Ethereum ETPs that reference the Ether Price. The Fund expects to sell call options that are approximately 5-10% “out of the money” with targeted maturities of one week or less. The Fund will vary its option selling each week to a level sufficient to generate 36% annualized option premium. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments that provide exposure to the Ether Price. For purposes of this policy, the Fund will use the notional value of the Fund’s option contracts and will value its option contracts at mark-to-market. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy. Additionally, the Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders. The Fund may liquidate and terminate at any time without shareholder approval.

Investment in the Subsidiary. The Fund expects to gain exposure to the Ethereum Spot ETFs by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Amplify Investments LLC serves as investment adviser and each of Kelly Strategic Management, LLC and Penserra serve as investment sub-advisers to the Subsidiary, subject to the oversight of the Subsidiary’s board of directors. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, custody, and leverage on an aggregate basis with the Subsidiary. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary.

Ethereum Spot ETFs. The Ethereum Spot ETFs are exchange-traded investment products not registered under the 1940 Act that seek to reflect the price of ether by purchasing and storing ether in a digital vault and issuing exchange-listed shares that correspond to the price of ether it holds. Each Ethereum Spot ETF’s assets consist primarily of ether. The Ethereum Spot ETFs seek to generally reflect the performance of the price of ether. The Ethereum Spot ETFs are not investment companies registered under the 1940 Act, and the sponsors of the Ethereum Spot ETFs are not registered with the SEC as an investment adviser and are not subject to regulation by the SEC as such in connection with its activities with respect to the Ethereum Spot ETFs. The Ethereum Spot ETFs are not a commodity pool for purposes of the Commodity Exchange Act, and the sponsors are not subject to regulation by the CFTC as a commodity pool operator or a commodity trading advisor with respect to the Ethereum Spot ETFs. The Fund may invest in options contracts on any Ethereum Spot ETF, including, but not limited to, iShares Ethereum Trust ETF (“ETHA”), Grayscale Ethereum Trust ETF (ETHE), Grayscale Ethereum Mini Trust (ETH) and Fidelity Ethereum Fund (FETH).

Ethereum Futures ETFs. Ethereum Futures ETFs are exchange-traded investment products registered under the 1940 Act that seek investment results that correspond to the performance of ether primarily through investments in ether futures contracts. Ethereum Futures ETFs have managed exposure to ether futures contracts, which primarily consistent of standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the CFTC. Ethereum Futures ETFs invest in cash-settled, front month ether futures, which have the shortest time to maturity, but may also invest in back-month ether futures contracts, which have longer times to maturity. In order to maintain exposure to futures contracts, an Ethereum Futures ETF must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, an Ethereum Futures ETF will sell the expiring contract at a relatively lower price and buy a longer dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, an Ethereum Futures ETF will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price. The Fund may invest in options contracts on any Ethereum Futures ETF, including ProShares Ether ETF (“EETH”).

FLEX Options. The Fund anticipates utilizing FLEX Options for its sold call option contracts. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the OCC. FLEX Options use customized terms (i.e., strike price, style and expiration date), while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. While the Fund anticipates primarily using FLEX Options for its sold call option contracts, it may use other standard-listed options if the Adviser determines it is in the best interests of the Fund to do so.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of identified industries, except that the Fund may invest more than 25% of its assets in investments that provide exposure to ether.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

OPTION CONTRACTS

The Fund invests in FLEX Options. FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund will invest are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will sell call FLEX Options. In general, call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Amplify as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

EQUITY SECURITIES

The Fund invests in equity securities, including common stock of the Subsidiary. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

U.S. TREASURY SECURITIES

U.S. Treasury securities are governmental debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Ethereum Futures ETF Risk. Ethereum Futures ETFs are exchange-traded investment products registered under the 1940 Act that seek investment results that correspond to the performance of ether primarily through investments in ether futures contracts. Ethereum Futures ETFs trade on a securities exchange, although the shares of an Ethereum Future ETF may, at times, trade at a premium or discount to its net asset value. Ethereum Future ETFs have managed exposure to ether futures contracts, which primarily consistent of standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”).

Ether Futures Risk. The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts. Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit an Ethereum Futures ETF’s ability to achieve its desired exposure to ether futures contracts. Additionally, collateral requirements may require an Ethereum Futures ETF to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so.

The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, an Ethereum Futures ETF may not be able to obtain the desired exposure and may not be able to achieve its investment objective, which may adversely impact the Fund’s returns. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether.

Ethereum Spot ETF Risk. Ethereum Spot ETFs are exchange-traded investment products not registered under the 1940 Act that seek to generally match the performance of the price of ether, and trade intra-day on a national securities exchange. Shares of Ethereum Spot ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an Ethereum Spot ETFs is similar to the risk involved in the purchase or sale of an exchange traded fund, and generally reflect the risks of owning the underlying ether and cash that the Ethereum Spot ETFs holds. Ethereum Spot ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning ether directly. Ethereum Spot ETFs generally determine the price of ether by reference to a benchmark rate or index, and therefore may not the global price of ether, or the price of ether on any one digital asset trading platform. In the event the price used by the Ethereum Spot ETFs deviates from the global price of ether, the Fund’s returns may be adversely affected.

Ether Investing Risk. The Fund is exposed to the risks of investing in ether through its investment in the Ethereum ETPs and the Ethereum ETP Options. Ether is a relatively new and highly speculative investment. The risks associated with ether are set forth below. In addition to these risks, the Ethereum ETPs are also subject to the following risks which the Fund is also subject, which are described further below in the “Risks Associated with ETFs” risk factor below: Authorized Participant Concentration Risk, Cost of Buying or Selling Shares Risk, Market Maker Risk, Market Trading Risks, and Operational Risk.

Ether Risk. Ether is subject to significant volatility, rapid price fluctuations, and uncertainty. While ether has experienced substantial growth in institutional adoption, regulatory recognition, and technological maturity, its value remains influenced by market sentiment, speculative investment activities, macroeconomic factors, and ongoing technological developments rather than purely traditional fundamental analysis. Ethereum is an evolving blockchain platform that continues to undergo substantial upgrades, such as the transition from Proof-of-Work to Proof of-Stake (the “Merge”) in 2022 and subsequent network improvements like the 2024 Dencun upgrade to reduce costs and improve scalability. These complex technological upgrades are intended to improve Ethereum’s scalability, security, transaction throughput, energy efficiency, and usability. However, each significant update introduces risks including technical vulnerabilities, potential software flaws, delays in development, operational disruptions, or unintended economic impacts, any of which could negatively affect investor confidence, the adoption of the Ethereum blockchain, or ether’s valuation. The regulatory environment for ether and the Ethereum blockchain remains uncertain and varied globally. While the CFTC has indicated that ether is generally treated as a commodity, the SEC has not issued a definitive classification, and regulatory risks persist. Unanticipated regulatory actions — including enforcement actions, reclassification of ether’s regulatory status (such as a security versus commodity), or significant policy changes — could materially impact ether’s value and liquidity. Investors should remain aware that shifts in regulatory classification or compliance requirements may adversely impact the viability, market perception, or utility of ether. The Ethereum ecosystem relies heavily on smart contracts — computer code deployed on the Ethereum blockchain capable of automating financial transactions, asset management, and decentralized application (dApp) functionalities. While smart contracts enable substantial innovation, they remain vulnerable to coding errors, exploitation, hacks, and manipulation. Past security breaches involving decentralized finance (DeFi) platforms, decentralized exchanges, and smart contract-based projects have led to significant financial losses, adversely affecting market sentiment, investor confidence, and ether’s valuation. Competition from other blockchain networks, sometimes referred to as “Ethereum alternatives” or “Layer 1 competitors,” remains robust. Networks offering potentially superior scalability, lower transaction fees, enhanced privacy, or specific technical advantages — such as Solana, Avalanche, Cardano, Polkadot, and others — continue to attract users, developers, and investors. Successful adoption and growth of competing blockchain ecosystems could limit Ethereum’s market share, ecosystem development, and thus negatively impact ether’s long-term valuation. Furthermore, the Ethereum network faces potential governance risks. Decisions regarding protocol upgrades, network policies, or operational changes depend on community consensus among diverse stakeholders, including core developers, validators, decentralized autonomous organizations (DAOs), and other influential actors. Disagreements or governance failures within the Ethereum community could result in contentious blockchain forks, fragmentation of resources, diminished market confidence, or value dilution.

Staking Risk. Staking Ether involves additional risks. The Ethereum network operates using a proof-of-stake consensus mechanism, under which participants (“validators”) may stake ether to propose and validate transactions on the network and receive rewards in the form of newly issued ether or transaction fees. To the extent that an Ethereum ETP, or the issuer or custodian thereof, engages in staking of ether held by the ETP, the Fund will be indirectly exposed to the risks associated with staking. These include the risk that staked ether may be “locked” or otherwise inaccessible for a period of time, which may impair liquidity and the ability to respond to market conditions. There is also a risk of loss of some or all of the staked ether or associated rewards if the validator behaves in a manner that is deemed contrary to network protocol rules, a process known as “slashing.” Additionally, rewards from staking may be uncertain, variable, or not realized as anticipated due to changes in network participation, protocol modifications, or validator performance. The regulatory treatment of staking activity remains uncertain and evolving; any future regulatory developments could adversely affect the ability of Ethereum ETPs to engage in staking or the value of ether generally. Finally, the use of staking may introduce operational, cybersecurity, or counterparty risks, particularly if third parties perform staking functions on behalf of the ETP or its custodian.

Custody Risk. Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The ether held by the Ethereum Spot ETFs’ custodian will likely be an appealing target to hackers or malware distributors seeking to destroy, damage or steal the Ethereum Spot ETF’s ether. To the extent that the Ethereum Spot ETFs and their service providers are unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, an Ethereum Spot ETF’s ether may be subject to theft, loss, destruction or other attack.

The Ethereum Spot ETFs have put security procedures in place to prevent such theft, loss or destruction, including but not limited to, offline storage, or cold storage, multiple encrypted private key “shards”, and other measures. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by the Ethereum Spot ETFs and the security procedures may not protect against all errors, software flaws or other vulnerabilities in an Ethereum Spot ETF’s technical infrastructure, which could result in theft, loss or damage of its assets. The Ethereum Spot ETFs do not control the operations of their service providers or their implementation of such security procedures and there can be no assurance that such security procedures will actually work as designed or prove to be successful in safeguarding an Ethereum Spot ETF’s assets against all possible sources of theft, loss or damage. Assets not held in cold storage, such as assets held in a trading account, may be more vulnerable to security breach, hacking or loss than assets held in cold storage. Furthermore, assets held in a trading account are held on an omnibus, rather than segregated basis, which creates greater risk of loss.

The security procedures and operational infrastructure may be breached due to the actions of outside parties, error or malfeasance of an employee of an Ethereum Spot ETF’s service providers, and, as a result, an unauthorized party may obtain access to the Ethereum Spot ETF’s account at the custodian where its ether is held, the relevant private keys (and therefore ether) or other data or property of an Ethereum Spot ETF. Additionally, outside parties may attempt to fraudulently induce employees of an Ethereum Spot ETF or its service providers to disclose sensitive information in order to gain access to an Ethereum Spot ETF’s infrastructure.

As the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, or may be designed to remain dormant until a predetermined event and often are not recognized until launched against a target, an Ethereum Spot ETF and its service providers may be unable to anticipate these techniques or implement adequate preventative measures.

Irrevocability of Transactions Risk. Ether transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the Ether blockchain, an incorrect transfer or theft of ether generally will not be reversible and an Ethereum Spot ETF may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or criminal action, an Ethereum Spot ETF’s ether could be transferred from the Ethereum Spot ETF’s account at its custodian in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts.

Such events have occurred in connection with digital assets in the past. For example, in September 2014, the Chinese digital asset platform Huobi announced that it had sent approximately 900 bitcoins and 8,000 Litecoins (worth approximately $400,000 at the prevailing market prices at the time) to the wrong customers. To the extent that an Ethereum Spot ETF is unable to seek a corrective transaction with such third-party or is incapable of identifying the third-party which has received the Ethereum Spot ETF’s ether through error or theft, the Ethereum Spot ETF will be unable to revert or otherwise recover incorrectly transferred ether. An Ethereum Spot ETF will also be unable to convert or recover its ether transferred to uncontrolled accounts. To the extent that an Ethereum Spot ETF is unable to seek redress for such error or theft, such loss could adversely affect the value of its shares. Additionally, malicious actors may exploit smart contract vulnerabilities, phishing attacks, or compromised private keys to initiate unauthorized transactions that cannot be reversed, which could result in a total loss of the affected ether.

Digital Asset Trading Platforms Risk. Digital asset platforms are relatively new and, in some cases, unregulated. Many operate outside the United States. Furthermore, while many prominent digital asset platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices and regulatory compliance, many digital asset platforms do not provide this information. Digital asset platforms may not be subject to, or may not comply with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset platforms, including prominent platforms that handle a significant volume of ether trading.

Many digital asset platforms are unlicensed, may be unregulated, may be subject to regulation in a relevant jurisdiction, but may or may not be in compliance therewith, may operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators.

In addition, over the past several years, some digital asset platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset platforms. While, generally speaking, smaller digital asset platforms are less likely to have the infrastructure and capitalization that make larger digital asset platforms more stable, larger digital asset platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

Negative perception, a lack of stability and standardized regulation in the digital asset markets and the closure or temporary shutdown of digital asset platforms due to fraud, business failure, security breaches or government mandated regulation, and associated losses by customers, may reduce confidence in the Ethereum network and result in greater volatility or decreases in the prices of ether.

Digital Asset Regulatory Risk. There is a lack of consensus regarding the regulation of digital assets, including ether, and their markets. As a result of the growth in the size of the digital asset market, as well as in response to several events that occurred in 2022, including the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA in May 2022 and the collapse and bankruptcy of FTX Trading Ltd., an offshore digital asset trading venue specializing in crypto derivatives in November 2022, each which contributed to a significant decline in the price of ether, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service, state financial institution regulators, and others) have been examining the operations of digital asset networks, digital asset users and the digital asset markets. Many of these state and federal agencies have brought enforcement actions or issued consumer advisories regarding the risks posed by digital assets to investors. In 2023 and 2024, both the SEC and CFTC increased enforcement activity against digital asset exchanges, staking programs, and token issuers, and the SEC has indicated that certain tokens may be considered securities, though it has not issued a definitive classification for ether. Global regulatory efforts have also increased, with the European Union’s Markets in Crypto-Assets Regulation (MiCA) taking effect in 2024 and similar initiatives under consideration in other jurisdictions, which could affect the trading, custody, or liquidity of ether. Ongoing and future regulatory actions with respect to digital assets generally or ether in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the shares of an Ethereum Spot ETF or the ability of the Ethereum ETPs to continue to operate. In addition, recent regulatory rulemaking relating to digital assets, including ether, has created uncertainty regarding how such rules will be implemented and whether additional rulemaking will occur, which may materially affect the operation and value of an Ethereum ETP.

Position Limits Risk. The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain Ethereum ETP Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Fund’s listed option positions are required to monitor and report the Fund’s positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

To the extent the Fund needs to modify its holdings in Ethereum ETP Options, such modification may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Trading Halt Risk. Trading in shares of an Ethereum ETP on U.S. securities exchanges may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares of the Ethereum ETP inadvisable. In addition, trading of shares of an Ethereum ETP on securities exchanges is subject to trading halts caused by extraordinary market volatility pursuant to an exchange’s “circuit breaker” rules. Shares of an Ethereum ETP may be at a higher risk of a trading halt due to the volatility of ether. In the event that shares of an Ethereum ETP are subject to a trading halt, the Fund’s ability to pursue its principal investment strategy may be impaired and the Fund may be negatively affected.

Volatility Risk. The trading prices of many digital assets, including ether, have experienced extreme volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether, over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in in 2021-2023. Over the course of 2025, ether prices continued to exhibit volatility. Since its public launch in July 2015, ether has experienced significant price volatility, reaching an all-time low of approximately $0.42 in October 2015 and an all-time high of about $4,891.70 in November 2021.

Ether markets may still be experiencing a bubble or may experience a bubble again in the future. Extreme volatility in the future, including further declines in the trading prices of ether, could have a material adverse effect on the value of the shares of an Ethereum ETP and shares of an Ethereum ETP could lose all or substantially all of their value.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund, Adviser, Sub-Advisers, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Advisers, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Distribution Tax Risk. The Fund currently expects to make distributions on a monthly basis, a portion of which may be considered return of capital. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient cash flow. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Distributions not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable currently but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Management Risk. The Fund is subject to management risk because it is an actively managed. In managing the Fund’s portfolio, the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of the Fund’s holdings. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is classified as a “non-diversified company” it can invest a greater portion of its assets in securities of individual issuers than a “diversified company” and therefore changes in the market value of a single investment could cause greater fluctuations in Share price of the Fund than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4 promulgated under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies. Further, when selling put options, the Fund receives a premium, but also assumes the obligation to buy the underlying asset at the strike price if the buyer exercises the option. Therefore, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option as the Fund would have to buy the asset at a higher price than the market value (any loss being decreased by the receipt of the premium on the option written).

Call Option Strategy Risk. The Fund will employ its call option strategy by writing call options on the Ethereum ETPs. The risk associated with a covered call option strategy is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) call option contracts over a greater portion of its portfolio, its ability to benefit from the potential for capital appreciation of the Ethereum ETP becomes more limited. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price in the case of physically settled options, or the cash value thereof in the case of cash-settled options.

The covered call strategy utilized by the Fund is “synthetic” because the Fund’s exposure to the price return of the Ethereum ETPs may be derived through options exposure, rather than direct holdings of the shares of the Ethereum ETPs. Because such exposure is synthetic, it is possible that the Fund’s participation in the price return of the Ethereum ETPs may not be as precise as if the Fund were directly holding shares of the Ethereum ETPs.

Target Option Premium Risk. The Fund will vary its option selling each week to a level sufficient to generate 36% annualized option premium — the “Target Option Premium.” This Target Option Premium is calculated based upon the NAV of the Fund at the time the weekly option contracts are entered into and assumes the NAV will remain constant over a one-year period. The Fund’s NAV is expected to fluctuate over time due to market conditions and other factors. Accordingly, the actual option premium received by the Fund over the course of any year may be greater or less than the Target Option Premium. In addition to changes in the Fund’s NAV, the amount of option premium the Fund is able to generate over time is also influenced by market volatility. Volatility in the ether price and, in turn, the Fund’s NAV may also result in annualized option premium income that is less than the Target Option Income for a one-year period. The compounding of option premium income written on lower levels of the Fund’s NAV during a one-year period may cause the Fund to provide a lower option premium income than the Target Option Income even if the Fund’s NAV ultimately rises above the initial Fund’s NAV at the beginning of the period.

FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Ethereum ETP. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Ethereum ETP’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Ethereum ETP’s share price, changes in interest rates, changes in the actual and implied volatility of the Ethereum ETP and the remaining time to until the FLEX Options expire.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the Subsidiary — will provide investors with 1940 Act protections.

Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy and various loss limitation provisions of the Internal Revenue Code of 1986 (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.

The Fund intends to treat the income it derives from gains on investments in options referencing Ethereum Futures ETFs as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if more than 10% of its gross income is derived from these investments. If the Fund fails to qualify as a RIC, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

The Fund intends to treat any income it may derive from the Ethereum ETPs received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its investment objective.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of the Fund’s U.S. Treasury securities to decline.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Advisers, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.75% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Advisers. Kelly Strategic Management, LLC, 7887 East Belleview Ave., Suite 1100, Denver CO 80111 and Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563, serve as investment sub-advisers to the Fund. Kelly Intelligence has overall responsibility for selecting and continuously monitoring the Fund’s investments.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement will be available in the Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2025.

Portfolio Managers. The portfolio management team for the Fund consists of Kevin Kelly, Gerry O’Donnell, Dustin Lewellyn, Ernesto Tong and Christine Johanson.

Kevin Kelly. Mr. Kelly has an extensive background investment management, with a specific focus on options and ETFs. Mr. Kelly is the Founder and CEO of Kelly Intelligence, where he is responsible for investment strategy, ETF product design, index development, and portfolio implementation. Previously, Mr. Kelly was the Founder, Chief Investment Officer, and portfolio manager at Recon Capital. He is notably known as the creator of the Nasdaq 100 Covered Call ETF (QYLD) and the BXNT index (CBOE NASDAQ 100 BuyWrite V2 Index). Mr. Kelly created the custom options strategy in connection with the initial public offering of the NYSE: EGIF closed-end fund. Mr. Kelly holds a B.S. in Finance, summa cum laude, and a minor in Law & Economics, from the W.P. Carey School of Business, and Barrett, The Honors College at Arizona State University.

Gerry O’Donnell. Mr. O’Donnell is experienced in institutional financial markets and trading. His expertise is in a variety of asset classes and financial instruments — both listed and over-the-counter, from equities to asset-backed credit derivatives and other structured products. Mr. O’Donnell is the Director of Capital Markets at Kelly Intelligence. He was the founding CEO, of Roberts & Ryan Investments Inc, a Service Disabled Veteran Owned Small Business (SDVOSB) broker dealer whose business included US capital markets primary issuance underwriting and secondary agency trading of U.S. and EU equities, corporate bonds, and municipal bonds. Mr. O’Donnell is a co-founder of Blue Ocean, a global U.S.-based broker-dealer and Alternative Trading System. He resigned from military service at the rank of Captain after having served in the Army’s Military Police Corps. Mr. O’Donnell earned a Bachelor of Science degree in Mathematical Economics, and an Army Officer’s commission, from the United States Military Academy, at West Point.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining Penserra. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure.  The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Kelly and Penserra, in their capacity as Sub-Adviser. The exemptive order does not apply to any sub-advisers that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        The Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. The presence of covered call options in the portfolio may reduce the amount of dividends that would otherwise be treated as capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gain regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to any qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction. The presence of covered call options in the portfolio may reduce the amount of dividends that are treated as qualifying dividends.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The presence of covered call options in the portfolio may reduce the amount of dividends that are eligible for capital gains rates. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and the gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

INVESTMENTS IN THE SUBSIDIARY

One of the requirements for qualification as a RIC is that the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.

The Fund intends to treat any income it may derive from the Ethereum ETPs received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary is organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of the Ethereum ETP may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the SAI for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not, and has no current intention of, paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Ethereum ETP.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212 is the Fund’s custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Ethereum 3% Monthly Option Income ETF
Date October 30, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com